SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
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    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Shareholders
                                   To Be Held
                                 August 27, 2004

To the Shareholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 27, 2004, to consider the following matters:

     (1) The election of five Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors are Richard D. Kurtz, M. Scott Farese, Ward Harper, Paul D. Ludwig and Stephen P. Soltwedel, all of whom are described in the accompanying Proxy Statement.

     (2) Amendment to the Advanced Photonix, Inc. 2000 Stock Option Plan, increasing the number of shares of Class A Common Stock reserved for issuance by 1,000,000 (from 1,500,000 to 2,500,000). This amendment has been approved by the Board of Directors and is hereby being submitted for shareholder approval.

The Board of Directors has fixed the close of business on June 25, 2004 as the record date for the Annual Meeting. Only shareholders who owned the Company's Common Stock at the close of business on June 25, 2004 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of Shareholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.



                                        By Order of the Board of Directors



                                        /s/ Susan A. Schmidt
                                        --------------------
                                        Susan A. Schmidt
July 30, 2004                           Secretary

                                 Proxy Statement
                         Annual Meeting of Shareholders
                                 August 27, 2004


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 2004 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 27, 2004, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

The Board of Directors recommends a vote FOR the election of directors and the approval of the adoption of amendment to the 2000 Stock Option plan as described in this Proxy Statement. All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the five nominees to the Board of Directors and FOR the adoption of the amendment to the 2000 Stock Option Plan as described herein. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Shareholders, Proxy and 2004 Annual Report to Shareholders are being sent to Shareholders on or about July 30, 2004.



                                VOTING SECURITIES

June 25, 2004 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 13,430,750 shares of Class A and Class B Common Stock, $.001 par value. A quorum, representing a majority of the total outstanding shares, must be established for the meeting to be held and any action to be taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election. As the affirmative vote of a majority of votes represented at the meeting by the Class A and Class B Common Stock (voting together as a class) in person or represented by proxy is necessary for Proposal 2 (adoption of amendment to the 2000 Stock Option Plan), an abstention will have the same effect as a negative vote but "broker non-votes" will have no effect on the outcome of the vote.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with American Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote on matters relating to the election of directors, but will have no such authority with respect to Proposal 2. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

PROPOSAL 1 - ELECTION OF DIRECTORS

A Board of five Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the five persons named below, four of whom are currently Directors of the Company and one who is currently President of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors pursuant to the recommendation of the Company's Nominating Committee.

The following persons are nominees for election as Directors:

      Name                           Age            Position
------------------------             ---            ---------------------------
Richard D. Kurtz                     52             Chairman of the Board
                                                    and Chief Executive Officer

M. Scott Farese                      47             Director

Ward Harper                          51             Director

Stephen P. Soltwedel                 57             Director

Paul D. Ludwig                       41             President


Set forth below is certain information relating to the other officers of the
Company:

      Name                           Age            Position
-------------------------            ---            ---------------------------
Susan A. Schmidt                     39             Chief Financial Officer
                                                    and Secretary


Richard D. Kurtz - Chairman of the Board and Chief Executive Officer
--------------------------------------------------------------------
Mr. Kurtz became a Director of the Company in February 2000, was elected Chairman of the Board in July 2000, and was appointed Chief Executive Officer in February 2003. Prior to joining Advanced Photonix, he was Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc. a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems. Mr. Kurtz continues as an equity owner in Quantum and was employed there from July 2001 through February 2003. Prior to joining Quantum, Mr. Kurtz had been Vice President of Sales and Marketing for Filtertek Inc. an ESCO Technology company for more than 13 years.

M. Scott Farese - Director
--------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Business Unit Director for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Filtertek, a subsidiary of ESCO Technologies, is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements.

Ward Harper - Director
----------------------
Mr. Harper became a director of the Company in May 2003. He is currently an attorney in private solo practice in Utah. Mr. Harper has been a practicing attorney for the past 14 years before the U.S. Court and U.S. Court of Appeals, Tenth Circuit. Prior to going into private practice, Mr. Harper was an Attorney/Advisor for U.S. Administrative Law Judges and was also the Attorney in charge of public benefits litigation for the Salt Lake City Office of Legal Services Corporation.

Stephen P. Soltwedel - Director
-------------------------------
Mr. Soltwedel became a director of the Company in February 2000. Since 1972, he has been employed by Filtertek, Inc. and is currently acting as interim President. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, WI.

Paul D. Ludwig - President
--------------------------
Mr. Ludwig joined the Company in August 2002 through the acquisition of Silicon Sensors, LLC, where he was President and co-owner since 1996. Mr. Ludwig became the Chief Operating Officer of Advanced Photonix, Inc. at the time of acquisition and was promoted to President in February 2003. Prior to joining Silicon Sensors, Mr. Ludwig spent 11 years at Honeywell, Inc. holding sales, marketing and management responsibilities in their Sensing and Control group.

Susan A. Schmidt - Chief Financial Officer and Secretary
--------------------------------------------------------
Ms. Schmidt joined the Company in March 2000. From 1997 to 2000, she was Director of Finance - Amphitheaters for SFX Entertainment, Inc. in Encino, CA. SFX was a New York-based promoter and producer of live entertainment events. From 1992 to 1997 she was Controller for Revchem Plastics, Inc., a privately held distribution company serving the reinforced plastics industry, and Durall Plastics, Inc., Revchem Plastics Inc.'s sister manufacturing company in Rialto, CA.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

The Board has determined that M. Scott Farese, Ward Harper and Stephen P. Soltwedel are "independent" within the meaning of Securities Exchange Act Rule 10A-3 and within the applicable American Stock Exchange (AMEX) definition.




Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of Form 5 in June 2004 by Richard Kurtz, Ward Harper and Paul Ludwig to report a stock option grant occurring during the fiscal year, which was not previously reported on Form 4.




Nomination Procedures
---------------------
The Company has not made any changes to the procedures by which security holders may recommend nominees to the Company's Board of Directors since the Company last provided disclosure to security holders in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A of the Exchange Act.

PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

In July 2000, the Company adopted the 2000 Stock Option Plan (the "2000 Plan") under which the Company may, from time to time, issue options exercisable for shares of Class A Common Stock. The 2000 Plan authorizes the grant of options to purchase 1,500,000 shares. The Board of Directors has adopted an amendment to the 2000 Plan to increase the number of shares of Class A Common Stock reserved for issuance by 1,000,000 shares, to 2,500,000 shares. Adoption of such amendment requires stockholder approval.

The following description of the 2000 Plan is qualified in its entirety by reference to such 2000 Plan, a copy of which is attached to this Proxy Statement as Annex A and is incorporated by reference herein. Attention is particularly directed to the description therein of the prices, expiration dates and other material conditions upon which the options may be granted and exercised.

All employees and directors of, and consultants and advisors to, the Company and its subsidiaries are eligible to participate in the 2000 Plan. The Company estimates that currently, approximately 96 employees, 3 directors, and 3 consultants are eligible to participate in the 2000 Plan. The 2000 Plan provides, among other things, that options may be granted to purchase shares of Class A Common Stock at a price per share fixed by the Board of Directors; provided, however, that in the case of an incentive stock option ("ISO"), as defined by Section 422 of the Internal Revenue Code, as amended, the exercise price shall not be less than 100% of the fair market value of the Class A Common Stock on the date of the option grant (110% of such fair market value in the case of optionees holding 10% or more of the total combined voting rights of all classes of stock of the Company or its subsidiaries). The Board of Directors may determine the employees, directors, consultants and advisors to whom options are to be granted and the number of shares subject to each option. Options may be exercised by the payment in full in cash or by the tendering of shares of Class A Common Stock having a fair market value, as determined by the Board of Directors, equal to the option exercise grant. The Board of Directors shall determine whether an option granted under the Plan is intended to be an ISO, or whether such option is intended not to be an ISO.

Since all grants under the 2000 Plan are within the discretion of the Board, the benefits of such grants are, therefore, not determinable. However, please refer to the "Option Grants in Fiscal 2004" table on page 9 of this Proxy Statement, which provides information on the grants made to the named Executive Officers under "Executive Compensation" in the last fiscal year 2004.

The principal federal income tax consequences of the issuance and granting of options will be as follows:

Although an individual can receive an unlimited number of ISOs during any calendar year, the aggregate fair market value (determined at the time of the option grant) of the stock with respect to which ISOs first become exercisable during any calendar year (under all of the Company's Plans) cannot exceed $100,000. An optionee will not realize taxable income for federal income tax purposes upon the exercise of an ISO provided he does not dispose of shares acquired upon the exercise within two years from the date of grant or within one year from the date of exercise. If these conditions are met, the Company will not be entitled to a deduction in connection with the grant or the exercise of the option. The net capital gain realized on the sale or disposition of the shares is subject to tax at the same rate as ordinary income. If the optionee disposes of the shares within the two year or one year periods mentioned above, he will realize taxable ordinary income in an amount equal to any excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction as the case of a non-ISO.

The foregoing is only a summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant and exercise of options under the 2000 Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

The Board of Directors is of the opinion that proposed amendment to the 2000 Plan is in the best interests of the Company in that it will aid the Company in securing and retaining competent management personnel and other employees by making it possible to offer them an opportunity to acquire stock of the Company and thereby increase their proprietary interest in the Company's success.


Code of Ethics
--------------
The Company has adopted a Code of Ethics for Senior Financial Officers, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company's web site, www.advancedphotonix.com on the Investor Relations page.


Meetings and Committees of the Board of Directors
-------------------------------------------------
The Board of Directors held four meetings during the fiscal year ended March 28, 2004. The Board of Directors has the following standing committees: Compensation Committee, Audit Committee, Special Committee and Nominating and Governance Committee. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. The Special Committee was established during fiscal year 2002 to focus on future development and any other duties assigned by the Board of Directors. The Nominating and Governance Committee was established in fiscal 2004 to identify individuals qualified to become members of the Board of
Directors and its Committees as well as the Corporation's demands for governance. The Compensation Committee met once during fiscal 2004. The members of the Compensation Committee are Mr. Farese, Mr. Harper, and Mr. Soltwedel, all of whom are independent under the applicable SEC and AMEX definitions. The Special Committee did not meet independently during fiscal 2003; all discussions and decisions were made as part of the regular board meetings. The members of the Special Committee are Mr. Farese, Mr. Kurtz and Mr. Soltwedel. The Nominating and Governance Committee was formed late in fiscal 2004 and therefore no meetings were held during fiscal 2004. The members of the Nominating and Governance Committee are Mr. Harper, Mr. Farese, and Mr. Soltwedel, all of whom are independent under the applicable SEC and AMEX definitions. The Board of Directors is in the process of finalizing the charters for the Compensation Committee and the Nominating Committee. Once approved by the Board of Directors the charters will be posted on the Company's website at www.advancedphotonix.com under "Investor Relations."


Stockholder Communications and Policy regarding Annual Meeting Attendance
-------------------------------------------------------------------------
The Board of Directors has approved a policy for stockholder communications whereby stockholders may contact the Board of Directors or any Committee or individual director through an outside vendor to be hired by the Company to process the correspondence. The outside vendor will forward appropriate stockholder communications to the Company's Audit Committee who will then distribute the correspondence to the appropriate directors. The Company is working to have this mechanism in place in fiscal 2005. Stockholders are also welcome to communicate directly with the Board of Directors at its Annual
Meeting of Stockholders. As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting of Stockholders. All members of the Board of Directors attended the Company's 2003 Annual Meeting of Stockholders held on August 22, 2003.


Audit Committee
---------------
For the fiscal year ended March 28, 2004, the Audit Committee consisted of Mssrs. Farese, Harper and Soltwedel, all of whom are independent within the meaning of Securities Exchange Act Rule 10A-3 and within the applicable American Stock Exchange ("AMEX") definition of independence. The Board has determined that Stephen P. Soltwedel qualifies as an "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B promulgated by the Securities and Exchange Commission.

None of the independent directors receives compensation from the Company other than directors' fees and discretionary option grants under the Company's Stock Option Plans for service on the Board or its Committees.

The Audit Committee's primary responsibilities are to: (1) oversee the Company's financial reporting principles and policies including review of the financial reports and other financial and related information released by the Company to the public, or in certain circumstances governmental bodies; (2) review of the Company's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established; (3) review of the Company's accounting and financial reporting processes; (4) review and appraisal with management of the performance of the Company's independent auditors; and (5) the provision of an open avenue of communication between the independent auditors and the Board of Directors. The Audit Committee held six meetings during fiscal 2004.


Audit Committee Report
----------------------
The Audit Committee assists the Board, through review and recommendation, in its oversight responsibility related to the financial reporting process. The Audit Committee of the Company's Board of Directors is composed of three independent Directors and operates under a written charter adopted by the Board of Directors and the Audit Committee.

The Company's Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. The Company's independent public accountants, Farber & Hass LLP, are responsible for performing an audit and expressing an opinion as to whether the Company's financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit, and approves all payments to the independent auditors for services performed. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 28, 2004 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Soltwedel
M. Scott Farese
Ward Harper

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

                                  SUMMARY COMPENSATION TABLE
                                                                                   Long Term Compensation
                                                                       --------------------------------------------------
                                           Annual Compensation                  Awards           Payouts
                                           -------------------                  ------           -------
                                                            Other                    Securities
                                                            Annual      Restricted   Underlying   LTIP       All Other
                               Fiscal   Salary    Bonus  Compensation  Stock Awards   Options    Payouts    Compensation
Name and Principal Position     Year     ($)       ($)       ($)           ($)          (#)        ($)          ($)(1)
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------

Richard D. Kurtz                2004    160,000   32,000      -             -         150,000       -          5,800
Chairman of the Board and       2003     22,000     -       11,500          -            -          -            100
Chief Executive Officer(2)      2002      n/a      n/a      10,000          -         245,000       -          n/a
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
Paul D. Ludwig                  2004    160,000   32,000      -             -          50,000       -         16,300
President                       2003     97,000     -        4,000          -         100,000       -          7,000
                                2002      n/a      n/a       n/a           n/a          n/a        n/a         n/a
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
Susan A. Schmidt                2004     99,000   16,000      -             -            -          -         14,100
Chief Financial Officer and     2003      n/a      n/a       n/a           n/a          n/a        n/a         n/a
Secretary (3)                   2002      n/a      n/a       n/a           n/a          n/a        n/a         n/a
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
Brock Koren                     2004   125,000      -          -            -            -          -            -
President and Chief Executive   2003   155,000      -          -            -            -          -          86,000
Officer(4)                      2002   175,000      -          -            -         100,000       -          16,300
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
(1) Represents amounts paid by the Company on behalf of the named person in connection with the Company's benefits plans, 401(k) Retirement Plan, vacation pay and car allowance.
(2) Mr. Kurtz was appointed to the office of Chief Executive Officer in February
    2003, following the resignation of Mr. Koren. Other annual compensation and securities underlying options reflect Director's fees and options granted as part of plans provided to outside directors.
(3) Ms. Schmidt joined the Company in March 2000; however, total compensation is not reported for fiscal years 2002 and 2003, as annual salary and bonus did not exceed $100,000.
(4) Mr. Koren resigned from his position as President in February 2003.
    Compensation continued through December 2003 under a severance agreement.




Employment Agreements
---------------------
Pursuant to the terms of a three-year Employment Agreement entered into on August 21, 2002, Paul D. Ludwig, our President, is employed at an annual salary of $168,000, with an annual bonus of at least 40% of his salary if certain goals agreed upon with the Compensation Committee are met. Similarly, our Chief Executive Officer, Richard D. Kurtz, entered into a two-year Employment Agreement with the Company on February 10, 2003, whereby he is employed at an annual salary of $168,000, with an annual bonus of at least 40% of his salary if certain goals agreed upon with the Compensation Committee are met. Both officers may receive additional bonuses and stock options as the Board of Directors may from time to time determine. Further, both officers may resign and receive severance payments following a change of control of the Company and are prohibited from competing with the Company for a period of one year following certain terminations of their employment. The Company has no other employment or termination agreements with any employees.

Stock Options
-------------
The following tables set forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year.

                          Option Grants in Fiscal 2004
                                Individual Grants
--------------------------------- ------------------- ------------------- --------------------- ----------------------

                                 Number of Securities      % of Total
                                      Underlying         Options Granted        Exercise or
                                       Options           to Employees in         Base Price            Expiration
Name(1)                               Granted (#)          Fiscal Year            ($/Sh)                  Date
--------------------------------- ------------------- ------------------- --------------------- ----------------------

Richard D. Kurtz                        150,000               50%                  $.93                 5/19/13

Paul D. Ludwig                           50,000               17%                  $.93                 5/19/13

Susan A. Schmidt                           -                   -                    -                      -

--------------------------------- ------------------- ------------------- --------------------- ----------------------
(1) See "Summary Compensation Table" for principal position.




                               Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                          Number of Securities Underlying    Value of Unexercised
                                                                Unexercised Options          In-the-Money Options
                        Shares Acquired                        at Fiscal Year End (#)        at Fiscal Year End ($)
Name (1)                on Exercise (#)     Value Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
------------------      ---------------     --------------   -------------------------     -------------------------
Richard D. Kurtz              -                  -                450,000 / 120,000           $357,900 / $134,400

Paul D. Ludwig                -                  -                 50,000 / 100,000            $68,800 / $131,200

Susan A. Schmidt              -                  -                 88,000 / 22,000             $70,800 / $18,550

(1)   See "Summary Compensation Table" for principal position.


Compensation of Directors
-------------------------
During 2004 each independent member of the Board of Directors received an annual retainer in the amount of $4,000, plus directors' fees in the amount of $1,000 for each board meeting attended, plus $500 for each committee meeting attended. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. Each of the directors who is not an employee of the Company is also eligible for grants of stock options upon their appointment to the Board of Directors and all directors are eligible for stock option grants on a discretionary basis so long as they remain on the Board under the Advanced Photonix 2000 Stock Option Plan. Directors who are also officers of the Company do not receive cash compensation in consideration for their services as directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 25, 2004, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A common stock of the Company, by each director and executive officer and by all directors and officers as a group.


                                          Class A Common Stock
                                ---------------------------------------
                                              Shares Under
                                 Shares        Exercisable       Percent
                                 Owned      Options/Warrants(1)  Voting(2)
                                -------     ----------------     -------

Burke, Mayborn Co., Ltd.(3)     831,245           --               6.2

Richard D. Kurtz(4)              75,000          480,000           4.0

M. Scott Farese(4)               25,100          289,000           2.3

Stephen P. Soltwedel(4)          14,000          300,000           2.3

Ward Harper(4)                   10,000           25,000            .3

Paul D. Ludwig(4)                86,100           80,000           1.2

Susan A. Schmidt(4)                 500          102,000            .8

Directors & Officers as a       210,700        1,276,000          10.1
Group

------------------------------
(1) Includes shares under options exercisable on June 25, 2004 and options which become exercisable within 60 days thereafter.

(2) Represents voting power assuming beneficial owner exercises all exercisable options and warrants.

(3) Includes shares beneficially owned by Burke, Mayborn Co., Ltd. and Frank M. Burke, Jr. The address of this shareholder is 5500 Preston Road, Suite 315, Dallas, TX 75205.

(4) The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida Acaso, Camarillo, CA 93012.




The following table sets forth, as of June 25, 2004, the aggregated information pertaining to all securities authorized for issuance under the Company's equity compensation plans:


                                  Number of
                              Securities to be
                                 issued upon       Weighted-average
                                 exercise of        exercise price        Number of
                                 outstanding        of outstanding       securities
                                  options,             options,           remaining
                                warrants and         warrants and      available for
Plan Category                      rights               rights         future issuance
---------------------------------------------------------------------------------------
Equity  compensation plans        1,662,200            $1.49              358,222
approved by shareholders

Equity  compensation plans
not approved by shareholders          -                  -                   -

---------------------------------------------------------------------------------------
          Total                   1,662,200            $1.49              358,222
---------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

See "Executive Compensation".


RELATIONSHIP WITH INDEPENDENT AUDITORS

Farber & Hass LLP, independent auditors, audited the Company's financial statements for fiscal years 2000-2004, and have been selected to audit the Company's financial statements for fiscal year 2005. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from Shareholders and to make a statement if they desire to do so.


Independent Auditor Fees
------------------------
The following table presents fees for professional audit services rendered by F&H for the audit of the Company's annual financial statements and review of financial statements included in the registrant's quarterly reports on Form 10-QSB (Audit Fees) for fiscal 2004 and 2003, and fees billed for other services rendered by Farber & Hass LLP.

                                                2004                2003
                                                ----                ----
    Audit Fees                                 58,840              60,087
    Audited Related Fees(1)(2)                  9,275              39,700
    Tax Fees(2)(3)                              7,650               7,450
    All Other Fees                               --                  --
                                           --------------------------------
    Total                                      75,765             107,237



     (1) Audit related fees consisted principally of the audit of the Company's benefit plan and consultations regarding acquisitions.

     (2)  The Audit Committee has determined that the provision of all non-audit
          services   performed  for  the  Company  by  F&H  is  compatible  with maintaining that firm's independence.

     (3) Tax fees consisted primarily of tax return preparation, state tax matters and tax advisory services.


The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Company's independent auditor is permitted to perform for the Company under applicable federal securities regulations. While it is the general policy of the Audit Committee to make such determinations at full Audit Committee Meetings, the Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee, provided that all such decisions are presented to the full Audit Committee at its next regularly scheduled meeting.



EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be presented at the Annual Meeting of Shareholders in 2005 must be received at the Company's principal executive office no later than March 21, 2005.






                                          By Order of the Board of Directors





                                          /s/ Susan A. Schmidt
                                          --------------------------------
Camarillo, California                     Susan A. Schmidt
July 30, 2004                             Secretary























THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 28, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

                                    ANNEX A


                             2000 STOCK OPTION PLAN
                           OF ADVANCED PHOTONIX, INC.
              As amended by the Board of Directors on June 10, 2004

      (Original plan authorized by the Board of Directors on July 24, 2000 and adopted by the Shareholders of the Registrant as of August 25, 2000)


1. The Plan. This 2000 Stock Option Plan (the "Plan") is intended to encourage ownership of stock of Advanced Photonix, Inc. (which together with its subsidiaries is hereinafter referred to as the "Corporation") by employees and directors of, and consultants and advisors to, the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

2. Stock Subject to the Plan. Except as otherwise provided herein, the total number of shares of Class A Common Stock, par value $.001 per share, of the Corporation (the "Stock") which may be issued pursuant to the exercise of options granted hereunder ("Options") shall be Two Million, Five Hundred Thousand (2,500,000). Such shares of Stock may be, in whole or in part, either authorized and unissued shares or treasury shares as the Board of Directors of the Corporation (the "Board") shall from time to time determine. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) again be available for Options under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Board which shall have plenary authority, in its discretion, to determine the employees and directors of, and consultants and advisors to, the
     Corporation and its subsidiaries to whom Options shall be granted ("Optionees"), the number of shares to be subject to each Option (subject to the provisions of Paragraph 2), the option exercise price (the "Exercise Price") (subject to the provisions of Paragraph 7), the vesting schedule of each option, whether an Option is intended to be an incentive stock option (an "ISO") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or whether it is intended not to be an ISO (a "Non ISO") and the other terms of each Option. Acts approved at a meeting by a majority of the members of the Board or acts approved in writing by the unanimous consent of the members of the Board shall be the valid acts of the Board. The Board shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation and construction by the Board of any provisions of the Plan or of any Option granted thereunder shall be final and no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder by the Board.

4. Employees Eligible for Options. All employees and directors of, and consultants and advisors to, the Corporation shall be eligible for Options, except that only employees of the Company shall be eligible for ISO's. In making the determination as to persons to whom Options shall be granted, the number of shares to be covered by such Options, and the other terms and conditions of the Options, the Board shall take into account such persons' duties, their present and potential contributions to the success of the Corporation, and such other factors as it shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Term of Plan. The Plan shall terminate on, and no Options shall be granted after, July 24, 2010 provided that the Board may at any time terminate the Plan prior thereto.

6. Maximum Option Grant. Subject to the provisions of Section 2 above, the number of shares of Stock for which any individual may be granted Options shall be unlimited.

7. Exercise Price. Each Option shall state the exercise price, which shall be such price as the Board in its discretion may determine; provided, however, that in the case of ISOs, the exercise price shall be not less than 100% of the fair market value of the Stock on the date of the granting of the Option, nor less than 110% of such fair market value in the case of an ISO granted to an individual who, at the time the Option is granted, is a 10% Holder (as hereinafter defined). The fair market value of shares of Stock shall be determined by the Board and shall be (i) the closing price of the Stock on the American Stock Exchange on the date of the granting of the Option, or (ii) if the Stock did not trade on such date, the mean between the high bid and low asked prices.

8. Term of Options. The term of each Option granted under this Plan shall be for a maximum of ten years from the date of granting thereof, and a maximum of five years in the case of an ISO granted to a 10% Holder, but may be for a lesser period or be subject to earlier termination as hereinafter provided.

9. Exercise of Options. Except as otherwise provided by the Board, an Option may be exercised from time to time as to any part or all of the Stock covered thereby, provided, however, that an Option may not be exercised (a) as to less than 100 shares at any time (or as to less than the remaining shares then purchasable under the Option, if less than 100 shares), and (b) prior to the expiration of at least six months from the date of grant. The Exercise Price shall be paid in full at the time of the exercise of an Option (i) in cash or (ii) by the transfer to the Corporation of shares of its Stock with a fair market value (as determined by the Board) equal to the purchase price of the Stock issuable upon exercise of such Option. The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been delivered to him after the exercise of the Option.

10. Non-Transferability of Options. Except as provided in the following sentence, an Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the of an Option only by him or his guardian or legal representative. Non ISO's will be transferable to members of an Optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners ("Permitted Transferees"). A transferred Option would be subject to all of the same terms and conditions as if such Option had not been transferred.

11. Form of Option. Each Option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Options granted thereunder (i.e., whether an ISO or Non ISO) and which shall be in such form as the Board shall from time to time approve. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable.

12. Termination of Options. No Option shall be exercisable after the first to occur of the following:

     a. Expiration of the Option term specified in the Option, which in no event shall exceed (A) ten years from the date of grant, or (B) in the case of an ISO granted to an Optionee who is a 10% Holder, five years from the date of the grant;

     b. (i) In the case of a non ISO, six (6) months from the date of termination or cessation of employment of the Optionee for any reason; or (ii) in the case of an ISO, six (6) months after the date the Optionee ceases to be an employee of the Company due to the Optionee's disability (within the meaning of Section 22(e)(3) of the Code) or death, or three (3) months following the date the Optionee ceases to be an employee of the Company for any reason other than disability or death.

     c. The date, if any, set by the Board to be an accelerated expiration date pursuant to the provisions of Paragraph 17 below.

13. Termination or Cessation of Employment. For purposes of the Plan, the termination of membership on the Board in the case of a director who is not otherwise an employee of the Company, or the termination of the contractual relationship between the Corporation and a consultant or advisor shall be deemed a termination or cessation of employment.

14. Limit on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the time Options are granted) of the Shares of Stock with respect to which ISO's may first become exercisable by an Optionee in any one calendar year under the Plan and under any other plan of the Corporation or any subsidiary of the Corporation shall not exceed $100,000. The limits imposed by this Paragraph 14 shall apply only to ISO's granted under the Plan, and not to any other Options. In the event an individual receives an Option intended to be an ISO which is subsequently determined to have exceeded the limit set forth above, or if any individual is granted an Option intended to be an ISO that first become exercisable in a calendar year for Option Shares that have an aggregate fair market value (determined as of the time the Options are granted) that exceeds the limit set forth above, the Options for Option Shares in excess of the limit shall be treated as Non ISO's.

15. Stock Dividends or Recapitalization. In the event of a stock dividend paid in shares of the class of stock subject to any Option outstanding hereunder, or recapitalization, reclassification, split-up or combination of shares with respect to said class of stock, the Board shall have the power to make appropriate adjustments of the exercise price under such option and of the number and kind of shares as to which such Option is then exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event, and in any case an appropriate adjustment shall also be made in the total number and kind of shares of stock reserved for the future granting of Options under this Plan. Any such adjustment made by the Board pursuant to this Plan shall be binding upon the holders of all unexpired Options outstanding hereunder. Anything in the foregoing to the contrary notwithstanding, no such adjustment shall be made with respect to any Option which is an ISO without the consent of the Optionee, if such adjustment would be a modification of such Option within the meaning of Section 424(h) of the Code.

16.  Mergers,  Consolidation,  Reorganization,  Etc.  If the  Corporation  shall become a party to any corporate merger, agreement for the sale of substantially all of its assets and property, separation or reorganization, the Board shall have the power to make appropriate arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new Options for any unexpired Options then outstanding under this Plan, or for the assumption of any such unexpired Options, which in the opinion of the Board maintain, to the maximum extent practicable, the Optionee's proportionate interest as before the occurrence of such event; provided, however, that such arrangements with respect to ISO's shall meet the requirements of Sections 422 and 424(h) of the Code.

17.  Liquidation or Dissolution of the Corporation.

a. In the event of the dissolution or liquidation of the Corporation, whether voluntary or otherwise, and unless in connection therewith the obligations of the Corporation under all outstanding Options granted under this Plan have been assumed or replaced in accordance with Section 16 hereof, all options outstanding under this Plan shall be exercised, if at all, within the ninety day period commencing on the date specified in subparagraph (b) below and shall be exercisable to the extent only of, and with respect to, any or all shares for which they could have been exercised immediately prior to such date. All Options not exercisable prior to the date specified in subparagraph (b) shall terminate upon such date, and all Options exercisable immediately prior to such date shall, to the extent not exercised within the ninety-day period commencing on such date, terminate at the end of such ninety-day period.

b. The date specified in this subparagraph (b) is the date of the earliest to occur of the following events:

     i. The entry, in a court having jurisdiction, of an order that the Corporation be liquidated or dissolved;

     ii. Adoption by the shareholders of the Corporation of a resolution resolving that the corporation be liquidated or dissolved voluntarily; or

     iii. Adoption by the shareholders of the Corporation of a resolution to the effect that the Corporation cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Corporation.

18. Shareholder and Stock Exchange Approval. This Plan is subject to and no Options shall be exercisable hereunder until after the approval by the holders of a majority of the Stock of the Corporation voting at a duly held meeting of the stockholders of the Corporation within twelve months after the date of the adoption of the Plan by the Board.

19. Amendment of the Plan. The Board shall have complete power and authority to modify or amend the Plan (including the form of Option Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Stock of the Corporation present or represented at a meeting duly held in accordance with the applicable laws of the Corporation's jurisdiction of incorporation and entitled to vote at a meeting of stockholders or by the written consent of stockholders owning stock representing a majority of the votes of the Corporation's outstanding stock, (i) increase the maximum number of shares which in the aggregate are subject to Options under the Plan (except as provided by Paragraph 15),
     (ii) extend the term of the Plan or the period during which Options may be granted or exercised, (iii) reduce the Exercise Price, in the case of ISOs below 100% (110% in the case of an ISO granted to a 10% Holder) of the fair market value of the Stock issuable upon exercise of Options at the time of the granting thereof, other than to change the manner of determining the fair market value thereof, (iv) increase the maximum number of shares of Stock for which any employee may be granted Options under the Plan pursuant to Paragraph 6, (v) modify the requirements as to eligibility for participation in the Plan, or (vi) with respect to options which are ISOs, amend the plan in any respect which would cause such options to no longer qualify for ISO treatment pursuant to the Code. No termination or amendment of the Plan shall, without the consent of the individual Optionee, adversely affect the rights of such Optionee under an Option theretofore granted to him or under such Optionee's Option Agreement.

20. Taxes. The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the Plan. The Corporation may further require notification from the Optionees upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

21. Code References and Definitions. Whenever reference is made in this Plan to a section of the Code, the reference shall be to said section as it is now in force or as it may hereafter be amended by any amendment which is applicable to this Plan. The term "subsidiary" shall have the meaning given to the term "subsidiary corporation" by Section 424(f) of the Code. The term "10% Holder" shall mean any person who, for purposes of Section 422 of the Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any subsidiary corporation.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 27, 2004

The undersigned hereby constitutes and appoints Richard D. Kurtz and Paul D. Ludwig or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 o'clock A.M.,
Pacific Time, on August 27, 2004, or at any adjournments or postponements thereof:

(1)  Election of Directors

FOR all nominees listed below (except as marked to the contrary below) [  ]

WITHHOLD AUTHORITY to vote for all nominees listed below [  ]

Richard D. Kurtz              Ward Harper,
M. Scott Farese               Stephen P. Soltwedel
Paul D. Ludwig

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To approve the amendment to the 2000 Stock Option Plan, increasing the number of shares reserved for issuance from 1,500,000 to 2,500,000.

Vote FOR  [  ]               Vote against  [  ]         Vote abstained  [  ]

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_____________________, 2004

_________________________________
Signature of Stockholder

_________________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.